UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 10, 2018

PATTERN ENERGY GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36087	90-0893251
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

Pier 1, Bay 3
San Francisco, CA 94111
(Address and zip code of principal executive offices)
(415) 283-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Amended and Restated Limited Partnership Agreement and Shareholder Agreements for Mont Sainte-Marguerite Wind Farm
In connection with the consummation of the MSM PSA (as defined and described in Item 2.01 below), on August 10, 2018, Pattern Canada Finance Company ULC (“Pattern Canada”) (a wholly owned subsidiary of Pattern Energy Group Inc. (“Pattern Energy” or the “Company”)) entered into each of (1) a Unanimous Shareholder Agreement (the “Pattern GP Shareholders Agreement”) of Pattern MSM GP Holdings Inc. (“Pattern GP”) with Vertuous Energy Canada Inc. (“Vertuous Canada”) (a wholly owned subsidiary of Public Sector Pension Investment Board (“PSP Investments”)) and Pattern GP, (2) an Amended and Restated Limited Partnership Agreement (the “MSM LP Limited Partnership Agreement”) of MSM LP Holdings LP (“MSM LP”) with Vertuous Canada and Pattern GP and (3) a Shareholders Agreement (the “MSM Development Shareholders Agreement”) of Pattern Development MSM Management ULC (“MSM Development”) with Vertuous Canada and MSM Development. PSP Investments holds approximately 9.5% of the Company’s outstanding Class A common stock.
Pattern GP is the general partner of MSM LP and holds a 50% interest in Parc Éolien Sainte-Marguerite Inc. (“MSM GP”), the general partner of Parc Éolien Mont Sainte-Marguerite S.E.C. (the “MSM Project LP”), and the Pattern GP Shareholders Agreement sets forth provisions relating to governing the affairs of Pattern GP, including with respect to (among other things) corporate affairs (including, without limitation, the election of the board of directors of Pattern GP); management and approvals; certain funding obligations with respect to Pattern GP and MSM LP; transfers and dispositions of shares in the capital of Pattern GP; and information rights of shareholders of Pattern GP.
MSM LP is the sole limited partner of the MSM Project LP, and the MSM LP Limited Partnership Agreement sets forth provisions relating to governing the affairs of MSM LP, including with respect to (among other things) obligations and rights of each of the limited partners and Pattern GP; capital calls and distributions; transfers and dispositions of units in the capital of MSM LP; and information rights of the limited partners and Pattern GP.
MSM Development acts as the manager in respect of the MSM Project LP, and the MSM Development Shareholders Agreement sets forth provisions relating to governing the affairs of MSM Development, including with respect to (among other things) corporate affairs (including, without limitation, the election of the board of directors of MSM Development); management and approvals (including, without limitation, in respect of MSM Development’s role as manager pursuant to the Management Agreement (as defined in the MSM LP Limited Partnership Agreement); transfers and dispositions of shares in the capital of MSM Development; and information rights of shareholders of MSM Development.
Pattern Canada and Vertuous Canada agreed in the MSM PSA that (1) the Pattern GP Shareholders Agreement and MSM Development Shareholders Agreement would be substantially in the form of the unanimous shareholders agreement entered into between Pattern Canada, Vertuous Canada and Meikle Wind Energy Corp. and (2) the MSM LP Limited Partnership Agreement would be substantially in the form of the amended and restated limited partnership agreement entered into between Pattern Canada, Vertuous Canada and Meikle Wind Energy Corp. The MSM PSA was previously recommended by the Conflicts Committee of Pattern Energy’s Board of Directors, which is comprised solely of independent directors, for approval by the Pattern Energy Board of Directors, and approved by the Pattern Energy Board of Directors.
Copies of the Pattern GP Shareholders Agreement, the MSM LP Limited Partnership Agreement and the MSM Development Shareholders Agreement are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated by reference herein. The foregoing descriptions of such agreements do not purport to be complete and are qualified in their entirety by reference to such exhibits.
Item 2.01. Completion of Acquisition or Disposition of Assets.
Mont Sainte-Marguerite Wind Farm Purchase and Sale Agreement
On August 10, 2018, the Company consummated the transactions contemplated by the Purchase and Sale Agreement (the “MSM PSA”) by and among the Company, Vertuous Canada and Pattern Energy Group LP (“Pattern Development 1.0”).
Pursuant to the MSM PSA, Pattern Canada (i) subscribed for a 50.99% limited partnership interest in MSM LP (which in turn purchased all of the issued and outstanding units in the capital of the MSM Project LP held by the existing limited partner of the MSM Project LP) and (ii) purchased from an affiliate of Pattern Development 1.0 70% of the issued and outstanding shares in the capital of Pattern GP and 70% of the issued and outstanding shares in the capital of MSM Development, in exchange for aggregate consideration of CAD$53,040,000. Concurrently, Vertuous Canada (i) subscribed for a 48.99% limited partnership interest in MSM LP and (ii) purchased from an affiliate of Pattern Development 1.0 30% of the issued and outstanding shares in the capital of Pattern GP and 30% of the issued and outstanding shares in the capital of MSM Development, in exchange for aggregate consideration of CAD$50,960,000. As noted in Item 1.01 above, (1) Pattern GP is the general partner of MSM LP and holds a 50% interest in MSM GP, the general partner of the MSM Project LP, (2) MSM LP is the sole limited partner of the MSM Project LP and (3) MSM Development acts as the manager in respect of the MSM Project LP.
The MSM Project LP operates the approximately 143 megawatt wind farm located in the municipalities of Saint-Sylvestre (MRC de Lotbinière), Saint-Séverin (MRC Robert-Cliche), Sacré-Coeur-de-Jésus (MRC des Appalaches) and Saint-Frederic (MRC Robert-Cliche), which achieved commercial operations in the first quarter of 2018.  Immediately after the closing, the Company’s owned capacity with respect to the wind farm was approximately 73 megawatts.
Item 7.01. Regulation FD Disclosure.
On August 14, 2018, the Company issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.
EXPLANATORY NOTE
On January 2, 2018, the Securities and Exchange Commission, pursuant to its authority under Rule 3-13 of Regulation S-X, granted Pattern Energy a waiver from the requirements to file the financial information called for by Item 9.01(a) and the pro forma financial information called for by Item 9.01(b) of this Current Report on Form 8-K for the acquisition under the MSM PSA (the “MSM Acquisition”) that would otherwise be required under Rule 3-05 of Regulation S-X. Pattern Energy had submitted such request for a waiver from the requirements of Rule 3-05 of Regulation S-X for the MSM Acquisition because (among other things) it believed the acquisitions of certain acquired businesses (including the MSM Acquisition) when viewed in the aggregate were not significant to the overall operation of the Company.
Item 9.01. Financial Statements and Exhibits.
a. Financial statements of businesses acquired.

See Explanatory Note above. Accordingly, such Item 9.01(a) financial information is omitted.

b. Pro forma financial information.

See Explanatory Note above. Accordingly, such Item 9.01(b) financial information is omitted.

d. Exhibits

Exhibit Number	Description
10.1	Unanimous Shareholder Agreement of Pattern MSM GP Holdings Inc. among Pattern Canada Finance Company ULC, Vertuous Energy Canada Inc. and Pattern MSM GP Holdings Inc., dated as of August 10, 2018.
10.2
Amended and Restated Limited Partnership Agreement of MSM LP Holdings LP among Pattern Canada Finance Company ULC, Vertuous Energy Canada Inc. and Pattern MSM GP Holdings Inc., dated as of August 10, 2018.

10.3
Shareholders Agreement of Pattern Development MSM Management ULC among Pattern Canada Finance Company ULC, Vertuous Energy Canada Inc. and Pattern Development MSM Management ULC, dated as of August 10, 2018.

99.1	Press release issued by the Company, dated August 14, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Pattern Energy Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 16, 2018

PATTERN ENERGY GROUP INC.

By:	/s/ Kim H. Liou
Name: Kim H. Liou
Title: Secretary